UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 15, 2007

PROGRESSIVE GAMING INTERNATIONAL

CORPORATION

(Exact Name of Registrant as Specified in Charter)

NEVADA	000-22752	88-0218876
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

920 Pilot Road

Las Vegas, Nevada 89119

(Address of Principal Executive Offices)

(702) 896-3890

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 15, 2007, our Board of Directors amended our Bylaws to: (i) allow for book-entry shares in order to comply with the NASDAQ listing standard that requires listed securities to be eligible by January 1, 2008 for a direct registration system operated by a clearing agency registered under Section 17A of the Securities Exchange Act of 1934, (ii) allow for certificates representing shares of the Company to be signed solely by the President of the Company, and (iii) confirm that certificates representing shares of the Company issued by the Company prior to the adoption of such amendments, and signed by the President of the Company, have been issued in compliance with the Bylaws of the Company.

The summary of the changes to the terms of our Bylaws as set forth in this Item 5.03 is subject and qualified in its entirety by our Bylaws, as amended, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Bylaws, as amended through November 15, 2007.

2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Progressive Gaming International Corporation

Date: November 19, 2007	By:	/s/ Heather A. Rollo
Heather A. Rollo
Executive Vice President, Chief
Financial Officer and Treasurer

3.

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Bylaws, as amended through November 15, 2007.

4.